SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 1995
                                                 --------------

                           Sirco International Corp.
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             (Exact name of registrant as specified in its charter)


         New York                       0-4465                    13-2511270
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(State or other jurisdiction         (Commission                IRS Employer
of incorporation)                    File Number)            Identification No.)


  24 Richmond Hill Avenue, Stamford, Connecticut         06901
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(203) 359-4100
                                                   --------------

            10 West 33rd Street, Suite 606, New York, New York 10001
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         (Former name or former address, if changed since last report.)

1. Paragraph  (c)  of  Item  7,  "Financial  Statements,   Pro  Forma  Financial
   Information and Exhibits" is hereby amended to read as follows:

   (c). Exhibits.

   2(a)* Stock Purchase Agreement, dated as of March 20, 1995, among Joel Dupre, Pacific Million Enterprise, Ltd., Cheng-Sen Wang and Albert
              H. Cheng

   2(b)* Asset Purchase Agreement, dated as of March 20, 1995 (the "Asset Purchase Agreement"), between Sirco International Corp. and Bueno of California, Inc.

   2(b)-1    Schedule 1.1(B) to the Asset Purchase Agreement.


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* Filed with the Registrant's Current Report on Form 8-K to which this amendment relates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 12, 1995                      SIRCO INTERNATIONAL CORP.


                                            By: /s/Joel Dupre
                                               ---------------------------
                                               Joel Dupre
                                               Chairman of the
                                                Board and Chief
                                                Executive Officer

                                    EXHIBITS

. . . . . . . . . . . . . . . . . . . . . . . . . . . .


2(a)* Stock Purchase Agreement, dated as of March 20, 1995, among Joel Dupre, Pacific Million Enterprise, Ltd., Cheng-Sen Wang and Albert H. Cheng

2(b)* Asset Purchase Agreement, dated as of March 20, 1995 (the "Asset Purchase Agreement"), between Sirco International Corp. and Bueno of California, Inc.

2(b)-1    Schedule 1.1(B) to the Asset Purchase Agreement.






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*Filed with the Registrant's  Current Report on Form 8-K to which this amendment relates.